                   AmeriCredit Automobile Receivables Trust 1996-D
                  Class A-1 5.42500% Money Market Asset Backed Notes
                      Class A-2 Floating Rate Asset Backed Notes
                          Class A-3 6.1% Asset Backed Notes
                            6.3% Asset Backed Certificates
                                Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile
Receivables Trust 1996-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle
National Bank, as Backup Servicer and Trust Collateral Agent, dated as of November 1, 1996. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.



The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



Monthly Period Beginning:    06/01/97
Monthly Period Ending:       06/30/97



I.  MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

    A.   Beginning of period Aggregate Principal Balance                                                $171,082,421
                                                                                                       -------------

    B.   Purchase of Subsequent Receivables                                                                        0
                                                                                                       -------------

    C.   Monthly Principal Amounts

         (1)  Collections on Receivables outstanding
                at end of period                                           4,696,561
                                                                          -----------
         (2)  Collections on Receivables paid off
                during period                                              1,577,959
                                                                          -----------
         (3)  Receivables becoming Liquidated Receivables
                during period                                              2,476,256
                                                                          -----------
         (4)  Receivables becoming Purchased Receivables
                during period
                                                                          -----------
         (5)  Cram Down Losses occurring during period
                                                                          -----------
         (6)  Other Receivables adjustments                                    9,753
                                                                          -----------
         (7)  Less amounts allocable to Interest                          (2,410,267)
                                                                          -----------

         Total Monthly Principal Amounts                                                                   6,350,262

    D.   End of period Aggregate Principal Balance                                                      $164,732,159
                                                                                                       -------------

    E.   Pool Factor                                                                                      82.366219%
                                                                                                       -------------
                                                                                                       -------------

II. MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                             Class A-1      Class A-2      Class A-3        TOTAL
                                                             ---------      ---------      ---------        -----

    A.   Beginning of period Note Balance                   $16,461,930    $76,999,864    $58,499,897   $151,961,691
                                                            --------------------------------------------------------

    B.   Noteholders' Principal Distributable Amount          6,350,262              0              0      6,350,262
    C.   Noteholders' Accelerated Principal Amount                    0              0              0              0
    D.   Accelerated Payment Amount Shortfall                 2,805,827              0              0      2,805,827
    E.   Note Prepayment Amount                                       0              0              0              0
                                                            --------------------------------------------------------

    F.   End of period Note Balance                          $7,305,841    $76,999,864    $58,499,897   $142,805,602
                                                            --------------------------------------------------------
                                                            --------------------------------------------------------

    G.   Note Pool Factors                                   12.705811%     99.999824%     99.999824%     73.992540%
                                                            --------------------------------------------------------
                                                            --------------------------------------------------------




III. MONTHLY PERIOD CERTIFICATE BALANCE CALCULATION:

     A.   Beginning of period Certificate Balance                                                                     $6,999,988
                                                                                                                     -----------
     B.   Certificateholders' Principal Distributable Amount                                                                   0
     C.   Certificateholders' Accelerated Principal Amount                                                                     0
     D.   Certificate Prepayment Amount                                                                                        0
                                                                                                                     -----------

     E.   End of period Certificate Balance                                                                           $6,999,988
                                                                                                                     -----------
                                                                                                                     -----------

     F.   Certificate Pool Factor                                                                                     99.999824%
                                                                                                                     -----------
                                                                                                                     -----------

IV.  RECONCILIATION OF PRE-FUNDING ACCOUNT:

     A.   Beginning of period Pre-Funding Account balance                                                                     $0
                                                                                                                     -----------
     B.   Purchase of Subsequent Receivables                                                                 0
                                                                                                  ------------
     C.   Investment Earnings                                                                                0
                                                                                                  ------------
     D.   Investment Earnings Transfer to Collections Account                                                0
                                                                                                  ------------
     E.   Payment of Mandatory Prepayment Amount                                                             0
                                                                                                  ------------
                                                                                                                               0
                                                                                                                     -----------
     F.   End of period Pre-Funding Account balance                                                                           $0
                                                                                                                     -----------
                                                                                                                     -----------

V.   CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

     A.   Total Monthly Principal Amounts                                                                             $6,350,262
                                                                                                                     -----------
     B.   Required Pro-forma Security Balance                                                      146,611,622
                                                                                                  ------------
     C.   Pro-forma Security Balance (Assuming 100% Paydown of Total Monthly Principal Amounts)    152,611,417
                                                                                                  ------------
     D.   Step-down Amount  (B. - C.)                                                                                          0
                                                                                                                     -----------
     E.   Principal Distributable Amount  (A.- D.)                                                                    $6,350,262
                                                                                                                     -----------
                                                                                                                     -----------

VI.  RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

     A.   Beginning of period Capitalized Interest  Account balance                                                           $0
                                                                                                                     -----------
     B.   Monthly Capitalized Interest Amount                                                                0
                                                                                                  ------------
     C.   Investment Earnings                                                                                0
                                                                                                  ------------
     D.   Investment Earnings Transfer to Collections Account                                                0
                                                                                                  ------------
     E.   Payment of Overfunded Capitalized Interest Amount                                                  0
                                                                                                  ------------
     F.   Payment of Remaining Capitalized Interest Account                                                  0
                                                                                                  ------------
                                                                                                                               0
                                                                                                                     -----------
     G.   End of period Capitalized Interest Account balance                                                                  $0
                                                                                                                     -----------

VlI. RECONCILIATION OF COLLECTION ACCOUNT:

     A.   Available Funds:

         (1)   Collections on Receivables during period
                 (net of Liquidation Proceeds)                                                      $6,274,520
                                                                                                  ------------
         (2)   Liquidation Proceeds collected
                 during period                                                                       1,119,322
                                                                                                  ------------
         (3)   Purchase Amounts deposited in Collection
                 Account

         (4)(a)  Investment Earnings - Collection Account                                               22,809
                                                                                                  ------------
            (b)  Investment Earnings - Transfer From Prefunding Account                                      0
                                                                                                  ------------
            (c)  Investment Earnings - Transfer From Capitalized Interest Account                            0
                                                                                                  ------------
         (5)   Collection of Supplemental Servicing Fees                                                79,877
                                                                                                  ------------
         (6)   Monthly Capitalized Interest Amount                                                           0
                                                                                                  ------------
         (7)   Mandatory Prepayment Amount

          Total Available Funds                                                                                        7,496,528
                                                                                                                    -----------

     B.   Distributions:

         (1)   Base Servicing Fee and Supplemental Servicing Fees                                      395,667
                                                                                                  ------------
         (2)   Agent fees                                                                                6,490
                                                                                                  ------------
         (3)   Noteholders' Interest Distributable Amount
                 (a)    Class A - 1                                                                     79,383
                                                                                                  ------------
                 (b)    Class A - 2                                                                    397,490
                                                                                                  ------------
                 (c)    Class A - 3                                                                    297,374
                                                                                                  ------------

         (4)   Noteholders' Principal Distributable Amount
                 (a)    Class A - 1                                                                  6,350,262
                                                                                                  ------------
                 (b)    Class A - 2                                                                          0
                                                                                                  ------------
                 (c)    Class A - 3                                                                          0
                                                                                                  ------------

         (5)   Certificateholders' Interest Distributable Amount                                        36,750
                                                                                                  ------------
         (6)   Certificateholders' Principal Distributable Amount                                            0
                                                                                                  ------------
         (7)   Security Insurer Premiums                                                                43,693
                                                                                                  ------------

          Total distributions                                                                                          7,607,109
                                                                                                                     -----------

                                       2


       C.   Excess Available Funds  (or Deficiency Claim Amount )                                                      (110,581)
                                                                                                                     -----------

       D.   Noteholders' Accelerated Principal Amount                                                                         0
                                                                                                                     -----------

       E.   Certificateholders' Accelerated Principal Amount

                                                                                                                     -----------
       F.   Deposit to Spread Account                                                                                        $0
                                                                                                                     -----------
                                                                                                                     -----------

VllI.  CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

       A.   Excess Available Funds  (VI.C.)                                                                      $0
                                                                                                       ------------
       B.   Pro Forma Security Balance    (II.A.-II.B.+III.A.)                                          152,611,417
                                                                                                       ------------
       C.   Required Pro Forma Security Balance   (89% x (I.D.+IV.F.)                                   146,611,622
                                                                                                       ------------
       D.   Excess of Pro Forma Balance over Required Balance   (B. - C.)                                 5,999,795
                                                                                                       ------------
       E.   End of Period  Class A-1 Note Balance                                                        10,111,668
                                                                                                       ------------
       F.   Greater of D. or E.                                                                          10,111,668
                                                                                                       ------------
       G.   Accelerated Principal Amount  (lesser of  A. or F.)                                                              $0
                                                                                                                     -----------
                                                                                                                     -----------

IX     CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

       A.   Pro Forma Security Balance                                                                 $152,611,417
                                                                                                       ------------
       B.   Required Pro Forma Security Balance                                                         146,611,622
                                                                                                       ------------
       C.   Excess of Pro Forma Balance over Required Balance   (A. - B.)                                 5,999,795
                                                                                                       ------------
       D.   End of Period  Class A-1 Note Balance                                                        10,111,668
                                                                                                       ------------
       E.   Greater of C. or D.                                                                          10,111,668
                                                                                                       ------------
       F.   Excess Available Funds  (VI.C.)                                                                       0
                                                                                                       ------------
       G.   Investment Earnings on Collection Account                                                        22,809
                                                                                                       ------------
       H.   Accelerated Payment Amount Shortfall (E.- F.+G.)                                                         $10,134,477
                                                                                                                     -----------
                                                                                                                     -----------

X.     RECONCILIATION OF SPREAD ACCOUNT:

       A.   Beginning of period Spread Account balance                                                               $13,789,243
                                                                                                                     -----------

       B.   Additions to Spread Account
             (1)  Deposits from Collections Account    (VI. F.)                                                   0
                                                                                                       ------------
             (2)  Investment Earnings                                                                        65,380
                                                                                                       ------------
             (3)  Deposits Related to Subsequent Receivables Purchases                                            0
                                                                                                       ------------

            Total Additions                                                                                               65,380
                                                                                                                     -----------


       C.   Spread Account balance prior to withdrawals                                                               13,854,623
                                                                                                                     -----------

       D.   Requisite Amount of Spread Account
             (1)  Initial Spread Account Deposit                                                        $13,464,641
                                                                                                       ------------
             (2)  Subsequent Spread Account Deposits                                                      4,535,329
                                                                                                       ------------
             (3)  Total Initial & Subsequent Spread Account Deposits (1)+(2)                             17,999,970
                                                                                                       ------------
             (4)   9% of end of period Aggregate Principal Balance                                        14,825,894
                                                                                                        ------------
             (5)   $100,000                                                                                  100,000
                                                                                                        ------------
             (6)   2% of Original Pool Balance                                                             3,999,993
                                                                                                        ------------
             (7)   End of period Note and Certificate Balance                                            149,805,590
                                                                                                        ------------
             (8)   Lesser of (6) or (7)                                                                    3,999,993
                                                                                                        ------------
             (9)   Greater of (5) or (8)                                                                   3,999,993
                                                                                                        ------------
             (10)  Aggregate Principal Balance                                                           164,732,159
                                                                                                        ------------
             (11)  End of period Note and Certificate Balance  (before accel. principal shortfall calc)  152,611,417
                                                                                                        ------------
             (12)  Line (10) less line (11)                                                               12,120,742
                                                                                                        ------------
             (13)  OC level     (12) / (10) ,   Maximum 11%                                                    7.36%
                                                                                                        ------------
             (14)  14% less OC level, if OC level is greater than 5%                                           6.64%
                                                                                                        ------------
             (15)  Percent in (13) or (14))  x  End of period Aggregate Principal Balance                 10,938,215
                                                                                                        ------------
             (16)  15% of end of period Aggregate Principal Balance if Trigger Date                              n/a
                                                                                                        ------------

            Requisite Amount of Spread Account (either (3),(4), (9), (15), or (16) as applicable)                      10,938,215
                                                                                                                      -----------


       E.   Withdrawals from Spread Account
             (1)  Priority First - Deficiency Claim Amount                                                   110,581
                                                                                                        ------------
                                                                                                        ------------
             (2)  Priority Second through Third
             (3)  Priority Fourth - Accelerated Payment Amount Shortfall               10,134,477
                                                                                       ----------
            Accelerated Payment Amount Shortfall in Excess of Requisite Amount                             2,805,827
                                                                                                        ------------
                                                                                                        ------------
             (4)  Priority Fifth through Sixth
             (5)  Priority Seventh - to Servicer                                                                   0
                                                                                                        ------------

            Total withdrawals                                                                                           2,916,408
                                                                                                                      -----------


       F.   End of period Spread Account balance                                                                      $10,938,215
                                                                                                                      -----------
                                                                                                                      -----------

                                        3


XI.    PERFORMANCE TESTS:

       A.   Delinquency Ratio
            (1)   Receivables with Scheduled Payment
                    delinquent more than 30 days
                    at end of period                                                                        $18,003,547
                                                                                                           ------------
            (2)   Purchased Receivables with Scheduled
                    Payment delinquent more than 30
                    days at end of period
                                                                                                           ------------
            (3)   Beginning of period Principal Balance                                                     171,082,421
                                                                                                           ------------
            (4)   Delinquency Ratio (1)+(2) divided by (3)                                                                10.52%
                                                                                                                         -------
            (5)   Previous Monthly Period Delinquency Ratio                                                               10.12%
                                                                                                                         -------
            (6)   Second previous Monthly Period Delinquency Ratio                                                         9.25%
                                                                                                                         -------
            (7)   Average Delinquency Ratio (4)+(5)+(6)
                    divided by 3                                                                                           9.96%
                                                                                                                         -------
            (8)   Compliance (Delinquency Test Failure is a
                    Delinquency Ratio equal to or greater than 14%)                                                       yes
                                                                                                                         -------


       B.   Cumulative Default Rate
            (1)   Defaulted Receivables in Current Period                                                    $2,236,388
                                                                                                           ------------
            (2)   Cumulative Defaulted Receivables Including
                    Defaulted Receivables in Current Period                                                  12,829,453
                                                                                                           ------------
            (3)   Original Pool Balance                                                                     199,999,661
                                                                                                           ------------
            (4)   Cumulative Default Rate (2) divided by (3)                                                               6.41%
                                                                                                                         -------
            (5)   Compliance (Default Test Failure is a Cumulative
                    Default Rate equal to or greater than 11.81%.)                                                        yes
                                                                                                                         -------


       C.   Cumulative Net Loss Rate
            (1)   Receivables becoming Liquidated Receivables during period                                  $2,476,256
                                                                                                           ------------
            (2)   Purchased Receivables with Scheduled
                    Payment delinquent more than 30 days at end of period
                                                                                                           ------------
            (3)   Cram Down Losses occurring during period
                                                                                                           ------------
            (4)   Liquidation Proceeds collected during period                                               (1,119,322)
                                                                                                           ------------
            (5)   Net Losses during period (1)+(2)+(3)-(4)                                                    1,356,934
                                                                                                           ------------
            (6)   Net Losses since Initial Cut-off Date (Beginning of Period)                                 3,770,463
                                                                                                           ------------
            (7)   50% of Receivables with Scheduled Payment delinquent
                    more than 90 days at end of period                                                        1,852,673
                                                                                                           ------------
            (8)   Original Aggregate Principal Balance plus Pre-Funded Amount as of the Closing Date        200,000,000
                                                                                                           ------------
            (9)   Cumulative Net Loss Rate (5)+(6)+(7)
                    divided by (8)                                                                                         3.49%
                                                                                                                         -------
            (10)  Compliance (Net Loss Test Failure is a
                    Net Loss Rate equal to or greater than 6.75%.)                                                        yes
                                                                                                                         -------


XII. DELINQUENCY:

       A.   Receivables with Scheduled Payment delinquent
            (1)   31-60 days                                                                      #           1,295  $13,265,470
                                                                                                    -----------------------------
            (2)   61-90 days                                                                                    324    3,255,241
                                                                                                    -----------------------------
            (3)   over 90 days                                                                                  137    1,482,836
                                                                                                    -----------------------------

            Receivables with Scheduled Payment delinquent
              more than 30 days at end of period                                                              1,756  $18,003,547
                                                                                                    -----------------------------



XIII.    MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

         A.   Beginning of period number of Receivables                                      14,902
                                                                                        -----------

         B.   Number of Subsequent Receivables Purchased                                          0
                                                                                        -----------

         C.   Number of Receivables becoming Liquidated
               Receivables during period                                                        349
                                                                                        -----------

         D.   Number of Receivables becoming Purchased
               Receivables during period
                                                                                        -----------

         E.   Number of Receivables paid off during period                                      251
                                                                                        -----------

         F.   End of period number of Receivables                                            14,302
                                                                                        -----------
                                                                                        -----------


XIV.        STATISTICAL DATA:

         A.   Weighted Average APR of the Receivables                                        19.94%
                                                                                        -----------

         B.   Weighted Average Remaining Term of the Receivables                              45.14
                                                                                        -----------

         C.   Average Receivable Balance                                                    $11,518
                                                                                        -----------

         D.   Aggregate Realized Losses                                                  $5,127,397
                                                                                        -----------





AmeriCredit Financial Services, Inc.


By:
         ---------------------------------------
Name:    Daniel E. Berce
         ---------------
Title:   Executive Vice-President
         ------------------------
         Chief Financial Officer & Treasurer
         -----------------------------------
Date:    July 7, 1997
         ------------





                                          5